Subsequent events	12 Months Ended
Sep. 30, 2022
Subsequent events
Subsequent events

Note 37. Subsequent events

Since 30 September 2022, the Board has determined to pay a fully franked final dividend of 64 cents per fully paid ordinary share. The dividend is expected to be $2,241 million. The dividend is not recognised as a liability at 30 September 2022. The proposed payment date of the dividend is 20 December 2022.

The Board has determined to issue shares to satisfy the Dividend Reinvestment Plan (DRP) for the 2022 final ordinary dividend. The market price used to determine the number of shares issued under the DRP will be set over the 10 trading days commencing 23 November 2022, with no discount applied.

No other matters have arisen since the year ended 30 September 2022 which are not otherwise dealt with in this report, that have significantly affected or may significantly affect the operations of the Group, the results of its operations or the state of affairs of the Group in subsequent periods.